                               SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                        CURRENT REPORT
                               Pursuant to Section 13 or 15(d) of
                              the Securities Exchange Act of 1934

                       Date of Report (Date of earliest event reported):
                                        April 30, 2008

                                     HANCOCK HOLDING COMPANY

                      (Exact name of registrant as specified in its charter)

              Mississippi                 0-13089                  64-0169065
       -------------------------    --------------------     ----------------------
            (State or other            (Commission File        (I.R.S. Employer
            jurisdiction of               Number)            Identification Number)
            incorporation)

                       One Hancock Plaza, 2510 14th Street,
                              Gulfport, Mississippi                    39501
            ------------------------------------------------------------------
                     (Address of principal executive offices)         (Zip code)

                                           (228) 868-4000
              -------------------------------------------------------------
                          (Registrant's telephone number, including area code)

                                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  Hancock Holding Company made a presentation at the 13th Annual Gulf
South Bank Conference at the Mariott Hotel in New Orleans on April 30, 2008.  Investors  may access a live, listen-only webcast of  Hancock  Holding  Company's  presentation  by  visiting www.hancockbank.com and clicking the Investor  Relations  tab. The archived  presentation will be available for two weeks after conclusion of the conference.  Additional  information  about the conference  and a list of  participating banks are available at www.gulfsouthbankconference.com.

                                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 6, 2008

                                                       HANCOCK HOLDING COMPANY
                                                       (Registrant)

                                                       By:   /s/ Paul D. Guichet
                                                          --------------------------------
                                                             Paul D. Guichet
                                                             Vice President
                                                             Investor Relations